Exhibit 10.9

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 2, 2023 (the “Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined herein) from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and KALA BIO, INC., a Delaware corporation with an office located at 1167 Massachusetts Avenue, Arlington, MA 02476 (formerly known as KALA PHARMACEUTICALS, INC.) (“Kala”) and COMBANGIO, INC., a Delaware corporation with office located at 1167 Massachusetts Avenue, Arlington, MA 02476 (“Combangio,” and, together with Kala, individually and collectively, jointly and severally, “Borrower”).

WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of May 4, 2021 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower has received that certain award from the California Institute for Regenerative Medicine as described in, and subject to the terms and conditions incorporated directly or by reference in, that certain Notice of Award - CLIN 2: Partnering Opportunity for Clinical Trial Stage Projects re. award number CLIN2-14516, a copy of which has been provided to the Collateral Agent and Lenders on the Amendment Date (such award, the “CIRM Award”) and desires to accept the CIRM Award and comply with the provisions thereof.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.Subject to the terms and conditions set forth herein and notwithstanding anything to the contrary in the Loan Documents, Collateral Agent and Lenders hereby consent to Borrower accepting the CIRM Award no later than August 9, 2023 and complying with the provisions thereof.

3.The following Section 7.12 is hereby added to the Loan Agreement:

7.12CIRM Award.  Convert into Indebtedness or allow to be converted into Indebtedness any amounts owed pursuant to the CIRM Award by Borrower, or grant or suffer any Liens on any assets of Borrower (including without limitation, any Intellectual Property of Borrower) pursuant to the CIRM Award.

4.Section 8.6 of the Loan Agreement is hereby amended and restated as follows:

8.6 Other Agreements.  There is a default in any agreement to which Borrower or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000.00) or that could reasonably be expected to have a Material Adverse Change; or if one or more events transpire resulting in (i) The California Institute for Regenerative Medicine (or any successor or assignee thereof) having the right (after the expiration of any relevant cure periods) to recover from Borrower in excess of Five Hundred Thousand Dollars ($500,000.00) of the funds received by Borrower pursuant to the CIRM Award due to a default by Borrower of the terms of the CIRM Award (and The California Institute for Regenerative Medicine (or any successor or assignee thereof) obtains such right pursuant to Section 5.Q of the CIRM Grants Administration Policy for Clinical Stage Projects, or any other similar provision governing the CIRM Award), (ii) The California Institute for Regenerative Medicine (or any successor or assignee thereof) exercising the right to recover from Borrower in excess of One Million Dollars ($1,000,000.00) of the funds received by Borrower pursuant to the CIRM Award due to non-utilization by Borrower of the funds due to the project being underbudget, or (iii) Borrower returning, whether voluntarily or involuntarily, in excess of One Million Dollars ($1,000,000.00) of the funds received by Borrower pursuant to the CIRM Award due to non-utilization by Borrower of the funds due to the project being underbudget.

5.Section 13.1 of the Loan Agreement is hereby amended to add the following definitions thereto in alphabetical order:

“CIRM Award” is defined in the Fifth Amendment.

“Fifth Amendment” is that certain Fifth Amendment to this Agreement, entered into by and among Borrower, Collateral Agent and Lenders, on August 2, 2023.

6.The consent and the amendments set forth in Sections 2 through 5 above are limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with any Loan Document, as amended hereby.  This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

7.Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

8.To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.As of the Amendment Date, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

b.Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.The organizational documents of Borrower last delivered to Collateral Agent on or before the Amendment Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

f.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

9.Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof.

Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

10.This Amendment shall be deemed effective as of the Amendment Date upon (a) the due execution hereof by each party hereto and delivery hereof to the other party, and (b) delivery of the fully executed CIRM Award by Borrower to Collateral Agent.

11.Without limiting Borrower’s obligations with respect to Lenders’ Expenses set forth in the Loan Agreement, promptly after receiving an invoice from Collateral Agent, Borrower shall pay all Lenders’ Expenses incurred through the Amendment Date, which may be debited (or ACH’d) from any of Borrower’s accounts.

12.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

13.This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment under the Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

KALA BIO, INC.

By	/s/ Mary Reumuth
Name:	Mary Reumuth
Title:	CFO

BORROWER:

COMBANGIO, INC.

By	/s/ Mary Reumuth
Name:	Mary Reumuth
Title:	Treasurer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

[Signature page continues]

BORROWER:

KALA BIO, INC.

By
Name:
Title:

BORROWER:

COMBANGIO, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

[Signature page continues]

LENDER:

OXFORD FINANCE FUNDING XII, LLC

OXFORD FINANCE FUNDING XIII, LLC

OXFORD FINANCE FUNDING IX, LLC

OXFORD FINANCE FUNDING I, LLC

OXFORD FINANCE FUNDING IIII, LLC

OXFORD FINANCE FUNDING 2020-1, LLC

OXFORD FINANCE FUNDING 2022-1, LLC

By	/s/ Colette H. Featherly

Name:	Colette H. Featherly
Title:	Secretary